            COMMON SHARES                                                                  Shares
            OF BENEFICIAL INTEREST

Number      PAR VALUE $.001

            ORGANIZED UNDER THE LAWS
            OF THE STATE OF DELAWARE

            The Shares represented by this certificate may not be owned or          THIS CERTIFICATE
            transferred, directly or indirectly, by or to (I) the United            IS TRANSFERABLE IN
            States, or any state or political subdivision thereof, any foreign      BOSTON OR IN NEW YORK CITY
            government, any international organization or any agency or
            instrumentality of any of the foregoing, (II) any organization          CUSIP
            (other than a farmer's cooperative described in ss. 521 of the          SEE REVERSE FOR CERTAIN DEFINITIONS
            Internal  Code of 1988, as amended (the "Code")) that is
            exempt from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in
            ss. 1381(A)(2)(C) of the Code.

                      BLACKROCK STRATEGIC HIGH YIELD TRUST

THIS CERTIFIES THAT




IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


BlackRock Strategic High Yield Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY N.A.
                 (BOSTON)
BY        TRANSFER AGENT AND REGISTRAR



                AUTHORIZED SIGNATURE            SECRETARY           PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -   as tenants in common            UNIF GIFT MIN ACT--..........Custodian.........
         TEN ENT  -   as tenants by the entireties                         (Cust)            (Minor)
         JT TEN   -   as joint tenants with right
                      of survivorship and not as                         Act.........................
                      tenants in common                                           (State)


     Additional abbreviations may also be used though not in the above list.

For Value Received                     hereby sell, assign and transfer unto
                   ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


--------------------------------------------------------------------------------

                                                     Common Shares of Beneficial
----------------------------------------------------
Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                     Attorney to transfer the
----------------------------------------------------
said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated
      --------------------


                           X
                            ----------------------------------------------------


                           X
                            ----------------------------------------------------
                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


------------------------------------------------------------------
By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                        2